FIDELITY
SOUTHERN
CORPORATION



Quarterly Investor Update

3rd Quarter 2018

Positioning for Organic Growth
and Opportunistic Acquisitions

Forward Looking Statements and Legal Disclosure

This presentation has been prepared by Fidelity Southern Corporation ("we," "us" and "our") and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect our current expectations relating to present or future trends or factors generally affecting the banking industry and specifically affecting our operations, markets and services. These forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Without limiting the foregoing, the words "believes", "expects", "anticipates", "estimates", "projects", "intends", "plans", "targets", "initiatives", "potentially", "outlook", or similar expressions or future conditional verbs such as "may", "will", "should", "would", and "could" are intended to identify forward-looking statements. These forward-looking statements are not based on historical fact but instead represent assumptions we believe are reasonable and may relate to, among other things, market and economic conditions and the economy's impact on operating results, credit quality, liquidity, capital, the adequacy of the allowance for loan losses, changes in interest rates, and litigation results. These forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those projected for many reasons, including without limitation, changing events and trends that have influenced our assumptions.

These trends and events include: (1) events adversely affecting our loan portfolio, such as potential difficulties maintaining quality loan growth, the risk of credit losses and an insufficient allowance for loan losses, maintaining and servicing relationships with customers and other counterparties, the ability to rely upon information from customers and other counterparties, and managing changes in our lending operations; (2) events adversely affecting our investment portfolio, resulting in potential impairments or losses that may adversely affect earnings and capital; (3) potential adverse economic conditions at the national, regional, and local levels where we conduct business, and the resulting impact on the quality of our loan portfolio, earnings, and business operations; (4) expectations of and actual timing and amount of interest rate movements, and the slope and shape of the yield curve; (5) extensive regulation, new or enhanced enforcement of laws and regulations, increased compliance costs, potential failure to comply with laws and regulations, and the possibility of claims or litigation from customers or other parties; (6) maintaining adequate liquidity, the failure or which would adversely impact our growth and ability to meet our current or future funding obligations; (7) our ability to maintain sufficient capital and to raise additional capital when needed; (8) events affecting our business operations, such as the effectiveness of our risk management framework and internal controls and procedures, our reliance on financial models and the accuracy of such financial models, our reliance on third party vendors, the risk of security breaches and potential fraud, including cyber-fraud, ability to maintain sufficient investment in technological improvements, and potential adverse weather events in the geographic markets in which we operate; (9) events affecting our ability to compete effectively and achieve our strategies, such as greater competitive pressures among financial institutions in our market areas, the risk of failure to achieve the revenue increases expected to result from our acquisitions, branch additions and in our transaction deposit, trust and lending businesses, and our ability to attract and retain skilled people; (10) events that adversely affect our reputation, and the resulting potential adverse impact on our operations in the event of negative public opinion; and (11) risks arising from owning our common stock, such as the volatility and trading volume of our common stock, our ability to pay dividends, the impact of dilution on our common stock, the lack of FDIC insurance with respect to our common stock, regulatory limitations on stock ownership, and provisions in our bylaws that may make it more difficult for another party to obtain control of us.

This list is intended to identify some of the principal factors that could cause actual results to differ materially from those described in the forward-looking statements included herein and are not intended to represent a complete list of all risks and uncertainties in our business. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Investors are encouraged to read the related section in our 2017 Annual Report on Form 10-K, including the "Risk Factors" set forth therein. Additional information and other factors that could affect future financial results may be included, from time to time, in our filings with the Securities and Exchange Commission.

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in its analysis of our performance. Management believes that these non-GAAP financial measures allow better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a greater understanding of our ongoing operations. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included in the Appendix.

This presentation is solely for informational purposes to assist interested parties in making their own evaluation of us. It does not purport to contain all of the information that may be relevant. Interested parties should conduct their own investigation and analysis of us, the data set forth in this presentation, and other information provided by or on behalf of us.

Certain information contained in this presentation may be derived from information provided by industry sources. We believe such information is accurate and that the sources from which it has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified, such information.

Overview of Fidelity Southern Corporation

Financial Highlights

Balance Sheet ($bn)	
Assets	$4.8
Loans (Including HFS)	4.1
Deposits	4.0
TCE ($mm)	$421
Market Information	
Market Cap ($mm)	$635
Price / TBV	148 %
Price / 2018 Consensus EPS	14.9 x
Dividend Yield	2.0 %
Profitability (3Q 2018)	
ROAA	1.05 %
ROATCE(Non-GAAP)[1]	12.20 %
Asset Quality	
Adj. NPAs / Adj. Loans + OREO +Repossessions (Non-GAAP) [1]	0.92 %
Adj. Reserves / Adj. Loans (Non-GAAP) [1]	1.14
LTM NCOs / Avg. Loans	0.09 %
Capital Ratios	
TCE / TA	8.8 %
CET 1 Ratio	9.2
Total Capital Ratio	12.8

Company Overview

- **Largest community bank presence in the Atlanta MSA**
  - Founded in 1974
  - 50 branches in Georgia and 19 branches in Florida
  - Over 40 loan production locations across 13 Southeastern states
- **Organically driven historical growth with select acquisitions**
- **Profitability driven by robust commercial lending platform and noninterest income lines of business**
- **Experienced management team with ~20% insider ownership**

Branch Map



Atlanta
Tallahassee
Jacksonville
Orlando
Bradenton
Sarasota
Atlanta

Financial data as of or for the nine months ended 9/30/18; market data as of 11/15/18

(1) See non-GAAP reconciliation tables in the appendix for a reconciliation to the comparable GAAP measure

Investment Highlights

- Largest community banking franchise presence in the Atlanta MSA
- Valuable, low-cost core deposit base with continued growth and low deposit beta
- Presence in the Southeast's most attractive, high-growth markets
- Experienced management team with ties to the local communities
- Diversified revenue sources
- Robust asset generation capabilities
- Well positioned for selective, opportunistic acquisitions
- Attractive valuation

Positioning LION for the Future

- Shift revenue strategy from "Gain on Sale" revenue to core bank businesses
  - **Commercial, Residential Construction, and SBA**
    - 64% organic growth in commercial portfolio since 12/31/14 with full pipeline for 2018
    - Commercial Bankers: 12 in Atlanta, 6 in Florida
    - Construction Bankers: 12 in 4 states
    - SBA BDOs: 12 in 8 states, with nationwide coverage
  - **Business Banking (Small Business Lending)**
    - 3 Bankers in Atlanta, 1 Banker in Florida, and 5 Treasury Cash Management Bankers for FL/GA
    - Investing in new technology for online capability, easy access and faster approvals, enhanced treasury cash management products, and improved coverage to leverage existing branch network
  - **Wealth Management (Investment Management, Trust, Specialty Lending)**
    - Expanded Wealth Management business and existing trust business in 2016; currently at 6 Client Advisors, 3 Trust and 2 Specialty Lenders
    - Currently $370 million AUM
  - **Mortgage**
    - $2.8 billion of production in 2017; $2.3 billion of production for the first nine months of 2018
    - Over 40 offices in 8 states
  - **Indirect Auto Lending**
    - Exited 10 states since Q3 2017 (remain active in Georgia and Florida)
    - Approximately $100 million reduction per quarter in balances that optimizes liquidity and capital, and decreases costs
- Gradually increasing bond portfolio from 3% to 10% of assets, in a rising rate environment
- Continue to enhance core infrastructure
  - Investing in technology and operating models to bolster efficiency and effectiveness
  - Disciplined expense management as loan portfolio shifts

Loan Portfolio Mix in Transition

Loan Portfolio Composition as of 12/31/15

Total Loans = $3.3 Billion



Construction 6.7%
Owner-Occupied CRE 10.4%
Non-Owner Occ. CRE 10.1%
C&I 3.8%
1-4 Family 16.2%
HELOC 3.2%
Indirect & Other Cons 49.6%

Loan Portfolio Composition as of 9/30/18

Total Loans = $4.1 Billion



Construction 7.8%
Owner-Occupied CRE 10.4%
Non-Owner Occ. CRE 10.5%
C&I 4.4%
1-4 family 21.6%
HELOC 3.8%
Indirect & Other Cons 40.5%

- Future target for indirect below 25% in 2 years
- Indirect portfolio runoff expected to be approximately $100 million per quarter

Dollars in thousands
Includes loans held for sale
Data from respective call reports

LION Net Interest Margins

($ in 000's)	QTD September 30, 2018 Average Balance	September 30, 2018 Yield/ Rate	June 30, 2018 Average Balance	June 30, 2018 Yield/ Rate	September 30, 2017 Average Balance	September 30, 2017 Yield/ Rate
Assets						
Interest-earning assets :						
Commercial	$ 949,747	5.27%	$ 920,995	4.71%	$ 802,318	4.65%
SBA	166,467	8.07%	154,459	7.16%	150,733	7.81%
Construction	255,302	6.61%	267,125	6.51%	238,437	6.51%
Indirect automobile	1,673,014	3.08%	1,771,665	3.02%	1,645,641	2.92%
Installment & PLC	36,764	3.55%	44,033	2.69%	39,477	3.55%
Residential mortgage	877,080	4.14%	912,700	4.15%	704,937	3.81%
Home equity lines of credit	152,231	5.29%	151,363	4.92%	144,433	4.98%
Total Loans	**4,110,605**	**4.32%**	**4,222,340**	**4.07%**	**3,725,976**	**3.98%**
Investment securities	201,696	3.29%	175,314	3.14%	147,572	2.76%
Fed funds sold and bank deposits	141,748	1.34%	147,405	1.47%	273,505	1.16%
Total interest-earning assets	**$ 4,454,049**	**4.18%**	**$ 4,545,059**	**3.95%**	**$ 4,147,053**	**3.75%**
Liabilities and shareholders' equity						
Non interest-bearing deposits	$ 1,244,640	0.00%	$ 1,172,298	0.00%	$ 1,103,414	0.00%
Interest-bearing liabilities:						
Interest-bearing demand deposits	463,292	0.13%	489,051	0.14%	447,348	0.12%
Money market and savings	1,415,868	0.70%	1,349,447	0.61%	1,341,189	0.49%
Time deposits	918,668	1.30%	906,133	1.16%	1,021,563	0.92%
Total interest-bearing deposits	2,797,828	0.80%	2,744,631	0.70%	2,810,100	0.59%
Total deposits	**4,042,468**	**0.55%**	**3,916,929**	**0.49%**	**3,913,514**	**0.42%**
Other short-term borrowings	169,128	1.92%	395,215	1.84%	20,899	0.32%
Subordinated debt	120,667	5.43%	120,637	5.43%	120,538	5.04%
Total interest-bearing liabilities	**$ 3,087,623**	**1.04%**	**$ 3,260,483**	**1.02%**	**$ 2,951,537**	**0.77%**
Net interest income/spread		3.14%		2.93%		2.98%
Net interest margin		3.45%		3.22%		3.20%

Indirect Auto Lending

- LION has operated this line of business since 1990
- Continued focus on quality underwriting, compliance and profitability
- Managing production to align with declining market demand
- A reduction of approximately $100 million per quarter in portfolio balances
- A reduction of approximately $85-$95 million per quarter in loans serviced for others

Indirect Auto Loan Production and Sales ($mm)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$888.8
$392.2
$1,535.9
$679.9
$1,455.4
$651.4
$1,375.8
$510.5
$1,167.4
$431.2
$529.0
$133.9
2013
2014
2015
2016
2017
2018 YTD
GA & FL Production
Other States Production
Sales

Gain on Sale- $ in Millions	$5.4	$13.4	$12.4	$9.1	$6.7	$1.4

Overview of Loan Portfolio

Commercial/Residential Construction ($mm)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR: 15%
$729
$749
$1,013
$1,138
$1,182
$1,342
2013
2014
2015
2016
2017
Q3 '18
C&I
OO-CRE
NOO-CRE
Residential Construction

Dollars in thousands
Data as of the twelve months ended 12/31 each year, unless otherwise indicated

Total Loans Serviced for Others ($mm)



$12,000
$9,000
$6,000
$3,000
$0
$5,107
$6,563
$8,033
$9,206
$10,243
$10,883
2013
2014
2015
2016
2017
Q3'18(1)
Mortgage
SBA
Indirect Auto

(1) Q3'18 includes approximately $1.1 billion of sub-serviced loans as a result of the 8/30/18 MSRs sale. Servicing on these loans transferred to the Purchaser on 10/1/18 and 10/16/18.

Loan Portfolio Highlights – 9/30/18

- Implemented initiatives to bolster commercial loan growth
  - Year over year commercial loan growth of 17%
  - Open capacity as CRE and C&D Ratios are 144% and 61%, respectively
- Pivoted loan portfolio strategy to better align with market demands and higher yielding assets
- Loan growth is 100% organic with no purchased participations or syndicated loan products
- Acquired loans have declined to $150.8 million

Mortgage Banking

- 100% retail production
- Originate single family residential mortgage loans in the Southeast & Mid-Atlantic regions
- Servicing retained on majority of production sold to FNMA, FHLMC, and GNMA
- Purchase money volume comprises 91% of production for Q3 18; well above the national average of 76%
- New talent in Florida and Carolinas markets generating consistent new growth
- #1 in Production and New Home $ Volume in Atlanta MSA (1)

Mortgage Production and Sales ($mm)



$1,000
$750
$500
$250
$0
$752.9
$731.6
$669.7
$602.2
$613.3
$496.5
$908.8
$800.1
$748.0
$771.1
3Q '17
4Q '17
1Q '18
2Q '18
3Q '18
Production
Sales

Gain on Sale- $ in Millions	3Q '17	4Q '17	1Q '18	2Q '18	3Q '18
	$19.7	$16.7	$17.6	$20.3	$16.4

(1) Per Metrostudy ATL Housing Market Third Quarter 2018 - Production $ Volume and New Home $ Volume for Q3 2018

SBA Lending

- Top 4% of SBA 7(a) lenders in the country
- Originate 7(a), 504, and USDA B&I loans nationwide
- Servicing 634 loans totaling $434M, including 500+ sold loans with an average balance of approximately $500K as of 9/30/18
- Hiring new lenders to help build out nationwide coverage
- Loan closings increased by over 13% YTD compared to YTD 2017

SBA Production and Sales ($mm)



$60
$45
$30
$15
$0
$15.3
$15.8
$40.2
$8.0
$21.4
$10.7
$24.1
$10.8
$27.9
$14.1
3Q '17
4Q '17
1Q '18
2Q '18
3Q '18
Production
Sales

Gain on Sale- $ in millions	3Q '17	4Q '17	1Q '18	2Q '18	3Q '18
	$1.3	$0.6	$0.9	$1.0	$0.8

Deposit Portfolio Detail

Deposit Portfolio Composition – 9/30/18



CD's > 250k
4.3%
CDs 100k-250k
8.5%
CDs <100K
9.6%
MMDA & Sav.
34.8%
NOW & Other Trans.
11.8%
Demand
31.1%

Total Deposit Growth ($mm)



CAGR
Demand: 22%
MMAs, Savings & NOW: 14%
$2,202
$335
$352
$1,027
$488
2013
$2,458
$367
$422
$1,110
$558
2014
$3,186
$133
$856
$1,405
$791
2015
$3,638
$171
$880
$1,614
$972
2016
$3,877
$166
$758
$1,818
$1,135
2017
$4,062
$176
$733
$1,892
$1,261
Q3 '18
Demand
MMAs, Savings & NOW
Retail Time
Jumbo Time

Cost of Deposits	0.50%	0.43%	0.41%	0.38%	0.41%	0.55%

Deposit Portfolio Highlights – 9/30/18

- $3.2 billion of core deposit funding or 78% of total deposit portfolio
- Sticky deposit base with over 55% commercial deposits
- Strong growth throughout our footprint
  - Two year core deposit growth of 22%
  - Two year Florida deposit growth of 31%

Dollars in thousands
Note: Core deposits defined as total deposits less time deposits

Regionally Superior Deposit Betas



Q4 '16 – Q3 '18 Interest Bearing Deposit Beta vs. Southeast Banks with Assets $1.0 bn - $10.0 bn
75.0%
50.0%
25.0%
0.0%
2018 YTD Beta
26.7%
Median: 23.5%
18.7%
SE Bank $1.0 bn - $10.0 bn
LION

Source: SNL Financial
Data as of 9/30/18
Deposit beta calculated by taking the change in cost of interest bearing deposits as a percent of the change in the Federal Funds Rate over the same time period

Atlanta Scarcity Value

Atlanta MSA Market Share – Banks Under $10 bn in Assets

Rank	Institution	Assets ($mm)	ATL MSA Deposits ($mm)	ATL MSA Market Share	ATL MSA Branches
1	**Fidelity Southern Corp.**	**$4,892**	**$3,210**	**1.90 %**	**48**
2	Atlantic Capital Bancshares Inc.	2,690	1,500	0.89	1
3	United Bank Corp.	1,338	1,002	0.59	14
4	MetroCity Bankshares Inc.	1,351	880	0.52	8
5	National Commerce Corp. (Landmark Bancshares, Inc.)	4,046	780	0.46	5
6	Piedmont Bancorp Inc.	878	533	0.32	6
7	CCF Holding Co.	493	427	0.25	6
8	Quantum Capital Corp.	470	412	0.24	3
9	Georgia Banking Co.	465	376	0.22	2
10	First IC Corp.	445	366	0.22	6
11	ServisFirst Bancshares Inc.	7,084	345	0.20	3
12	Touchmark Bancshares Inc.	396	331	0.20	1
13	Community Banks of Georgia Inc.	350	309	0.18	2
14	NOA Bancorp Inc.	352	288	0.17	5
15	Citizens Bancshares Corp.	399	282	0.17	5

- Ranked 9th in deposit market share among **all** banks in Atlanta MSA
- 17 community banks with a cumulative $18 billion in assets headquartered in Atlanta MSA have been acquired since 2014

Source: SNL Financial
Asset data as of most recently available quarter; deposit data as of 6/30/18; pro forma for announced transactions
Institutions in parentheses indicate target with deposits in Atlanta MSA acquired since 6/30/17
Note: Excludes merger targets

Geographic Coverage

Commercial Banking/Residential Construction


NC
AL
GA
FL

- Over 30 Lenders
- Aggressively hiring in all markets
- Focus on C&I, Owner Occupied CRE, Resi Constr. to builders and developers
- Disciplined underwriting that minimizes spec lending
- Excellent credit quality

SBA



- 12 BDOs located in 8 states with a national presence
- 7(a), 504, and USDA B&I loans
- Top 4% of all
- Revised operating model to now portfolio some of the loans underwritten

Mortgage


MD
VA
NC
TN
SC
AL
GA
FL

- 42 offices, 218 Lenders
- $3.0+ billion in production anticipated for 2018
- $8.8 billion loans serviced for others
- Efficient operating model
- 90% purchase money YTD
- No correspondent/wholesale since 2016

Indirect (Dealer Services)


GA
FL

- Operated business since 1990- fully focused on high quality paper
- Exited 10 states since Q317 to better align with new strategy and market demand
- Franchised dealers only
- NCOs are approx. a third of industry average
- Average FICO of 768

History of Successful Organic and Acquired Growth

LION Footprint - 2000


Deposits by State
$948 M
GA
100%
Branch (17)

LION Footprint - Today


Deposits by State
$808 M
FL
20%
GA
80%
$3.2 B
Branch (69)

Total Assets ($000)


CAGR: 10%
$948
$994
$1,066
$1,092
$1,224
$1,406
$1,649
$1,686
$1,763
$1,852
$1,945
$2,234
$2,477
$2,564
$3,085
$3,849
$4,390
$4,577
$4,812
$4,892
$4,812
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Q1 '18
Q2 '18
Q3 '18

Source: SNL Financial
Data as of each period ended

Well Positioned in Atlanta's Strongest Counties…

Atlanta Footprint



Pickens
Dawson
Bartow
Cherokee
Forsyth
Paulding
Cobb
Barrow
Gwinnett
Haralson
DeKalb
Walton
Douglas
Rockdale
Fulton
Morgan
Carroll
Clayton
Newton
Henry
Fayette
Coweta
Jasper
Heard
Spalding
Butts
Pike
Lamar
Meriwether
75
57
85
20
28

- LION has a presence in 8 out of the 10 most populous counties in the Atlanta MSA

Our Atlanta MSA County Demographics

County	Total Population	Proj. Pop. Growth ('19 - '24)	Median HHI ($)	Projected Median HHI Growth	LION Deposits ($mm)
Fulton	1,064,808	6.8 %	$69,214	12.6 %	$949.8
Gwinnett	943,134	7.1	72,973	12.9	258.3
Cobb	768,411	5.8	78,964	13.0	523.0
DeKalb	765,814	5.7	62,865	12.2	893.1
Clayton	292,252	6.8	49,601	13.3	32.8
Forsyth	239,982	9.7	109,974	13.4	42.2
Henry	231,532	6.9	72,658	11.9	44.6
Paulding	164,292	7.6	68,035	9.7	22.6
Coweta	146,795	7.1	76,922	14.7	184.9
Fayette	114,127	4.9	89,621	10.1	156.0
Rockdale	91,622	5.0	62,523	10.8	38.6
Barrow	81,750	8.1	56,956	6.2	60.3

Atlanta MSA Highlights

- **Largest MSA in the Southeast by GDP**
- **Second largest MSA in the Southeast by Population**
- **Second wealthiest MSA in Southeast by household income**
- **Home to 15 Fortune 500 companies**
  - **Highest concentration of Fortune 500 companies in the Southeast**

Source: SNL Financial
Demographic data as of 6/30/18; county data deposit weighted

…Coupled with Attractive Florida Markets

Market Highlights

- **Jacksonville**
  - 4th largest MSA in Florida and 16th largest in the Southeast
  - 3rd highest MSA employment rate in Florida
  - Home to 3 Fortune 500 companies
  - 5th fastest growing city in America
- **Orlando**
  - Home to 3 major research universities and 35 post-secondary institutions
  - 3rd best city for future job growth
  - 2nd highest ranked Florida city and 7th on Milken Institute's list of "Best Performing Cities"
- **Bradenton**
  - 10th fastest-growing region in US and 3rd fastest in Florida, per most recent US Census
  - Highest ranked Florida city and 6th on Milken Institute's list of "Best Performing Cities"
- **Tallahassee**
  - Named a Top 50 City for Entrepreneurs
  - Florida's most highly educated city based on percent of population with higher education degrees

'19 – '24 Projected Population Growth



10.0%
7.5%
5.0%
2.5%
0.0%
4.6%
6.8%
6.9%
7.5%
8.1%
Southeast
Florida
Jacksonville, FL
North Port-Sarasota-Bradenton, FL
Orlando-Kissimmee-Sanford, FL

Florida Deposit Growth



1,000.0
800.0
600.0
400.0
200.0
0.0
CAGR: 18%
$605.6
$792.0
$807.9
2016
2017
2018

$ in millions

Source: SNL Financial, JAXUSA, orlandoedc.com, Forbes
Deposit data as of 6/30 for each respective year

Presence in High Growth Markets



'19 – '24 Projected Population Growth vs. Southeast Banks with Assets $1.0 bn - $10.0 bn
12.0%
8.0%
4.0%
0.0%
(4.0%)
Median: 4.6%
6.5%



'19 – '24 Projected HHI Growth vs. Southeast Banks with Assets $1.0 bn - $10.0 bn
15.0%
10.0%
5.0%
0.0%
(5.0%)
Median: 8.5%
11.9%
SE Bank $1.0 bn - $10.0 bn
LION

Source: SNL Financial
Data as of 6/30/18

Q3 2018 Highlights

- Net income of $12.7 million or $0.47 per diluted common share
- Net interest income increased by $2.3 million, or 6.2%, as net interest margin increased 23 bps from 3.22% to 3.45%
  - $1.1 million interest recovery contributed 11 basis points to the net interest margin increase
- $110 million decrease in indirect auto loans in alignment with transition strategy
  - Servicing portfolio decreased by $94 million
- One-time $2.6 million death benefit received from life insurance policies
- Completed sale of $1.18 billion or approximately 12.5% of total residential servicing portfolio

Historical Financials

FIDELITY SOUTHERN CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS

(UNAUDITED) *($ in thousands, except per share data)*	As of or for the Quarter Ended					Increase/(Decrease)	
	3Q 2017	4Q 2017	1Q 2018	2Q 2018	3Q 2018	2Q 2018	3Q2017
EARNINGS SUMMARY							
Interest income	$ 39,105	$ 41,653	$ 41,562	$ 44,740	$ 46,872	$ 2,132	$ 7,767
Interest expense	5,711	5,779	6,794	8,268	8,125	(143)	2,414
Net interest income	33,394	35,874	34,768	36,472	38,747	2,275	5,353
Provision for loan losses	1,425	-	2,130	2,286	360	(1,926)	(1,065)
Noninterest income	33,638	28,888	37,133	36,977	33,662	(3,315)	24
Noninterest expense	52,837	52,910	54,742	58,852	55,585	(3,267)	2,748
Income tax expense	4,836	(591)	3,262	2,921	3,722	801	(1,114)
Net income	7,934	12,443	11,767	9,390	12,742	3,352	4,808
PERFORMANCE:							
Earnings per common share - basic	$ 0.30	$ 0.46	$ 0.44	$ 0.35	$ 0.47	$ 0.12	$ 0.17
Earnings per common share - diluted	0.30	0.46	0.43	0.34	0.47	0.13	0.17
Book value per common share	14.47	14.86	15.19	15.48	15.85	0.37	1.38
Tangible book value per common share[1]	14.00	14.41	14.75	15.05	15.43	0.38	1.43
Return on average assets	0.70%	1.10%	1.03%	0.77%	1.05%	0.28%	0.35%
Adjusted return on average assets[4]	0.73%	1.18%	0.72%	0.73%	1.09%	0.36%	0.36%
Return on average shareholders' equity	8.28%	12.57%	11.83%	9.06%	11.87%	2.81%	3.59%
Adjusted return on average shareholders' equity[4]	8.64%	13.49%	8.25%	8.54%	12.31%	3.77%	3.67%
Net interest margin	3.20%	3.42%	3.29%	3.22%	3.45%	0.23%	0.25%
Noninterest income to total revenue	50.18%	44.61%	51.64%	50.34%	46.49%	-3.85%	-3.69%
END OF PERIOD BALANCE SHEET SUMMARY:							
Total assets	$ 4,505,423	$ 4,576,858	$4,811,659	$4,892,369	$4,812,056	$ (80,313)	$ 306,633
Loans, excluding Loans Held-for-Sale	3,409,707	3,580,966	3,714,308	3,792,886	3,706,953	(85,933)	297,246
Total loans	3,750,036	3,938,721	4,139,608	4,237,572	4,078,272	(159,300)	328,236
Total deposits	3,938,360	3,867,200	3,900,407	4,069,630	4,049,969	(19,661)	111,609
Assets serviced for others[5]	10,109,466	10,242,742	10,367,564	10,632,607	10,882,832	250,225	773,366
ASSET QUALITY RATIOS:							
Net charge-offs to average loans	0.13%	0.11%	0.11%	0.17%	0.09%	-0.08%	-0.04%
Allowance to period-end loans	0.90%	0.83%	0.83%	0.83%	0.84%	0.01%	-0.06%
Adjusted Allowance to adjusted period-end loans[2]	1.29%	1.16%	1.15%	1.16%	1.14%	-0.02%	-0.15%
Nonperforming assets to total loans, ORE and repos[3]	1.05%	1.06%	1.14%	0.99%	0.92%	-0.07%	-0.13%
NPA's/Assets[3]	0.75%	0.79%	0.84%	0.73%	0.68%	-0.05%	-0.07%
CAPITAL:							
Leverage ratio	8.81%	8.85%	8.74%	8.43%	8.96%	0.53%	0.15%
Common equity tier 1 (CET1) capital	8.81%	8.86%	8.41%	8.45%	9.15%	0.70%	0.34%
Tier 1 risk-based capital	9.96%	10.00%	9.47%	9.50%	10.24%	0.74%	0.28%
Total risk-based capital	12.68%	12.65%	11.98%	11.99%	12.78%	0.79%	0.10%

(1) See non-GAAP reconciliation table in the appendix for a reconciliation to comparable GAAP measure.

(2) Adjusted Allowance to period end loans excludes indirect and acquired loans. See non-GAAP reconciliation table in the appendix for a reconciliation to the comparable GAAP measure.

(3) Excludes acquired loans and net of government guarantees. See non-GAAP reconciliation table in the appendix for a reconciliation to the comparable GAAP measure.

(4) Net income excludes tax effected MSR recovery/impairment. See non-GAAP reconciliation table in the appendix for a reconciliation to the comparable GAAP measure.

(5) Balances for Q3 2018 include approximately $1.1 billion of sub-service loans as a result of the 8/30/18 MSRs sale. Servicing on these loans transferred to the Purchaser on 10/1/18 and 10/16/18.

Asset Quality

Non-Performing Asset Trends



$60.0
$45.0
$30.0
$15.0
$0.0
3.00%
2.25%
1.50%
0.75%
0.00%
2.92%
2.54%
1.50%
1.33%
1.06%
0.92%
$32.2
$0.0
$21.7
$23.7
$3.7
$29.5
$20.2
$3.5
$17.0
$17.1
$6.2
$17.2
$10.0
$6.3
$19.6
$9.3
$8.9
$14.5
2013
2014
2015
2016
2017
Q3 '18
Nonaccruals ($mm)
OREO + Repos ($mm)
90+ PD Accruing ($mm)
NPAs / Loans + OREO + Repos (%)

Loan Loss Reserve / Loans (%)



3.00%
2.25%
1.50%
0.75%
0.00%
2.90%
1.78%
1.89%
1.13%
1.40%
0.91%
1.38%
0.90%
1.16%
0.83%
1.14%
0.84%
2013
2014
2015
2016
2017
Q3 '18
Adj Loan LossReserve/Adj Loans(non-GAAP)
Loan LossReserve/Loans(GAAP)

NCOs / Average Loans



0.40%
0.30%
0.20%
0.10%
0.00%
0.38%
0.33%
0.12%
0.13%
0.12%
0.09%
2013
2014
2015
2016
2017
Q3 '18

Dollars in millions
Data as of the twelve months ended 12/31 each year; Q3 '18 data as of 9/30/18
Note: NPA figures exclude government guaranteed loans and nonaccrual acquired loans; Adj. loan and loan loss reserve figures exclude indirect auto loans and acquired loans
See non-GAAP reconciliation tables in the appendix for a reconciliation to the comparable GAAP measure

Profitability

Return on Average Assets



1.20%
0.90%
0.60%
0.30%
0.00%
0.70%
1.10%
1.03%
0.77%
1.05%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

Return on Average Tangible Common Equity



18.0%
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
8.6%
13.0%
12.2%
9.3%
12.2%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

Net Interest Margin



4.00%
3.50%
3.00%
2.50%
2.00%
Accretable Yield
4 bps
11 bps
5 bps
3 bps
3 bps
3.20%
3.42%
3.29%
3.22%
3.45%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

Data for the three months ended each respective quarter

Non Interest Income / Total Revenue



55.0%
50.0%
45.0%
40.0%
35.0%
50.2%
44.6%
51.6%
50.3%
46.5%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

Capital Ratios



15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
8.76%
9.84%
8.96%
10.12%
9.15%
10.86%
10.24%
13.38%
12.78%
TCE / TA
Leverage Ratio
CET1 Ratio
Tier 1 Ratio
Total Capital Ratio

Data as of or for the nine months ended 9/30/18
Note: Gray dotted boxes indicate potential additional regulatory capital from proposed change in Basel III capital rules related to MSRs. The recently completed MSR sale is approximately 19 basis points of this adjustment.

Interest Rate Sensitivity

Change in Net Interest Income



7.0%
3.0%
(1.0%)
(5.0%)
(9.0%)
(8.1%)
(3.8%)
3.1%
6.0%
Down 200 bps
Down 100 bps
Up 100 bps
Up 200 bps

Source: Company Documents
Data as of 9/30/2018

Building Shareholder Value

LION Tangible Book Value per Share and Earnings per Share



$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
TBV per Share ($)
$2.50
$2.10
$1.70
$1.30
$0.90
$0.50
Earnings Per Share ($)
$10.96
$12.22
$12.66
$13.26
$14.41
$15.43
$1.21
$1.28
$1.64
$1.50
$1.49
$1.67
2013
2014
2015
2016
2017
2018 YTD
TBV per Share
EPS

Annualized TBV Growth %	11.5%	3.6%	4.7%	8.7%	9.4%

Data as of 12/31 for each respective year; Q3 '18 EPS and TBV growth data shown annualized as of 9/30/18

Summary

- Margin expansion vs industry norm of margin compression
- Significant scarcity value as $4.8 billion in assets bank concentrated in Atlanta and select, attractive Florida markets
- Strong asset generation platform attached to a stable, low-cost deposit base
- Favorably situated for a rising rate environment with a $8.7 billion mortgage loan servicing portfolio (excludes $1.1 billion from MSRs sale settled in October 2018) to offset softer mortgage production
- Purchasing bond portfolio in rising rate environment
- Continued focus on building commercial bank lines of business- transitioning away from indirect
- Well positioned for continued organic growth and opportunistic acquisitions
- Attractive valuation relative to Southeast peers

Attractive Valuation Relative to Southeast Banks



Price / 2018 Consensus EPS
14.9x
14.5x
Price / 2019 Consensus EPS
14.8x
13.1x
Price / TBV
148%
161%
Dividend Yield
2.0%
0.8%
LION
SE Banks Median

Source: S&P Global Market Intelligence
Financial data as of the three months ended 9/30/18; market data as of 11/15/18
Southeast banks include all major exchange traded banks headquartered in the Southeast with assets between $1 billion and $10 billion; excludes merger targets

Appendix

Experienced Management Team

Executive Management

James B. "Jim" Miller Jr. (78)
Chairman & Chief Executive Officer

Years at LION: 41

- Chairman of the Board and CEO of Fidelity Southern Corporation since 1979
- Served as President of the Company from 1979 to 2006

H. Palmer Proctor Jr. (51)
President

Years at LION: 28

- President and Director of Fidelity Southern Corporation and President and CEO of Fidelity Bank
- Experience includes commercial banking, trust and investments, retail and consumer banking, and operations
- Planned Successor to Jim Miller

Charles D. "Charlie" Christy (61)
Chief Financial Officer

Years in Banking: 27

- EVP, CFO and Principal Financial & Accounting Officer since June 2017
- Previously served in executive financial roles at Citizens Republic Bancorp, BankOne Corporation and CoastalSouth Bancshares

Board of Directors

Director	Age	Tenure (yrs)	Industry
James B. Miller Jr. *Chairman*	78	39	Banking
Donald A. Harp Jr. *Lead Director*	80	10	Non-Profit
David R. Bockel	74	21	Military / Government
Rodney D. Bullard	44	1	Retail / Restaurants
Wm. Millard Choate	66	8	Construction & Development
Kevin S. King	71	20	Law
William C. Lankford Jr.	69	8	Financial Services
Gloria A. O'Neal	69	1	Banking
H. Palmer Proctor Jr.	51	14	Banking
W. Clyde Shepherd III	57	15	Construction & Development
Rankin M. Smith Jr.	71	31	Hospitality / Leisure

20.2% insider ownership among Management and Board of Directors*

*Per 2018 proxy

Sell-Side Analyst Estimates

Analyst Estimates

Analyst	2018 EPS	2019 EPS	Price Target	Rating
KBW	$1.35	$1.55	$29.00	Outperform
FIG	1.43	1.70	30.00	Outperform
Stephens	1.58	1.55	31.00	Overweight
Sandler O'Neill	1.36	1.55	25.00	Hold

Source: SNL

Non-GAAP Measures and Ratio Reconciliation

dollars in thousands	3Q 2017	4Q 2017	1Q 2018	2Q 2018	3Q 2018
Reconciliation of NPA's/ total loans, ORE and repos, excluding acquired and government guaranteed loans					
Nonaccrual Loans	$ 41,408	$ 47,012	$ 58,706	$ 58,027	$ 53,173
Add: Loans Past Due 90 Days or More and Still Accruing	6,534	6,313	7,728	8,278	8,858
Add: Repossessions	2,040	2,392	1,853	1,303	1,271
Add: Other Real Estate	8,624	7,621	7,668	6,834	8,031
Nonperforming assets (GAAP)	**58,606**	**63,338**	**75,955**	**74,442**	**71,333**
Less: Amount of repurchased government-guaranteed loans included in nonaccrual loans	(15,450)	(19,478)	(26,091)	(27,220)	(27,218)
Less: SBA guaranteed loans in non accrual	(2,145)	(1,652)	(1,541)	(3,639)	(4,049)
Less: Non Accrual Acquired Loans	(7,366)	(6,242)	(7,890)	(7,648)	(7,388)
Nonperforming assets, excluding acquired and government guaranteed loans (non-GAAP)	**33,645**	**35,966**	**40,433**	**35,935**	**32,678**
Total Loans (excluding HFS)	3,409,707	3,580,966	3,714,308	3,792,886	3,706,953
Add: Total ORE	8,624	7,621	7,668	6,834	8,031
Add: Total Reposesssions	2,040	2,392	1,853	1,303	1,271
Total Loans, ORE and Reposesssions (GAAP)	**3,420,371**	**3,590,979**	**3,723,829**	**3,801,023**	**3,716,255**
Less: Acquired Loans	(216,994)	(196,565)	(178,496)	(165,303)	(150,763)
Total Loans, ORE and Reposesssions Less Acquired Loans (non-GAAP)	**$ 3,203,377**	**$ 3,394,414**	**$ 3,545,333**	**$ 3,635,720**	**$ 3,565,492**
Nonperforming assets/ total loans, ORE and repos (GAAP)	**1.71%**	**1.76%**	**2.04%**	**1.96%**	**1.92%**
Adjusted Nonperforming assets/ total loans, ORE and repos, excluding acquired and government guaranteed loans (non-GAAP)	**1.05%**	**1.06%**	**1.14%**	**0.99%**	**0.92%**
Reconciliation of Nonperforming assets/ Assets, excluding acquired and government guaranteed loans					
Total Assets	$ 4,505,423	$ 4,576,858	$ 4,811,659	$ 4,892,369	$ 4,812,056
Nonperforming assets /Assets (GAAP)	**1.30%**	**1.38%**	**1.58%**	**1.52%**	**1.48%**
Adjusted Nonperforming assets/ Assets (non-GAAP) (1)	**0.75%**	**0.79%**	**0.84%**	**0.73%**	**0.68%**
(1) See above calculation for Nonperforming assets, excluding acquired and government guaranteed loans					
Reconciliation of allowance to adjusted allowance:					
Allowance for loan losses (GAAP)	$ 30,703	$ 29,772	$ 30,940	$ 31,623	$ 31,157
Less: allowance allocated to indirect auto loans	(10,116)	(10,258)	(9,888)	(9,210)	(8,556)
Less: allowance allocated to acquired loans	(159)	(209)	(134)	(134)	(134)
Adjusted allowance for loan losses (non-GAAP)	**20,428**	**19,305**	**20,918**	**22,279**	**22,467**
Reconciliation of total loans to adjusted total loans:					
Total loans, excluding Loans HFS	3,409,707	3,580,966	3,714,308	3,792,886	3,706,953
Less: indirect auto loans	(1,609,678)	(1,716,156)	(1,719,670)	(1,698,879)	(1,588,419)
Less: acquired loans	(216,994)	(196,565)	(178,496)	(165,303)	(150,763)
Adjusted total loans (non-GAAP)	**$ 1,583,035**	**$ 1,668,245**	**$ 1,816,142**	**$ 1,928,704**	**$ 1,967,771**
Allowance to total loans (GAAP)	**0.90%**	**0.83%**	**0.83%**	**0.83%**	**0.84%**
Adjusted allowance to adjusted total loans (non-GAAP)	**1.29%**	**1.16%**	**1.15%**	**1.16%**	**1.14%**

Non-GAAP Measures and Ratio Reconciliation

dollars in thousands	3Q 2017	4Q 2017	1Q 2018	2Q 2018	3Q 2018
Reconciliation of book value per common share to tangible book value per common share					
Shareholders' Equity	$ 388,068	$ 401,632	$ 410,744	$ 420,962	$ 432,098
Less: Core Deposit and other intangibles	(7,461)	(7,142)	(6,864)	(6,587)	(6,310)
Less: Goodwill	(5,164)	(5,164)	(5,164)	(5,164)	(5,164)
Adjusted Shareholder's Equity (non-GAAP)	**375,443**	**389,326**	**398,716**	**409,211**	**420,624**
End of Period Shares	26,815,287	27,019,201	27,034,255	27,191,787	27,260,681
Book Value per Share (GAAP)	**$ 14.47**	**$ 14.86**	**$ 15.19**	**$ 15.48**	**$ 15.85**
Tangible Book Value per Share(non-GAAP)	**14.00**	**14.41**	**14.75**	**15.05**	**15.43**
Reconciliation of return on average tangible shareholders' equity					
Average shareholders' equity	$ 379,962	$ 392,748	$ 408,448	$ 415,672	$ 425,988
Less: average core deposit Intangible	(7,627)	(7,284)	(6,995)	(6,720)	(6,443)
Less: average goodwill	(5,164)	(5,164)	(5,164)	(5,164)	(5,164)
Average tangible shareholders' equity (non-GAAP)	**367,171**	**380,300**	**391,289**	**403,788**	**414,381**
Net income	$ 7,934	$ 12,443	$ 11,767	$ 9,390	$ 12,742
ROACE (GAAP)	**8.28%**	**12.57%**	**11.83%**	**9.06%**	**11.87%**
ROATCE (non-GAAP)	**8.57%**	**12.98%**	**12.20%**	**9.33%**	**12.20%**
Reconciliation of adjusted return on average assets					
Average assets	$ 4,479,645	$ 4,505,528	$ 4,626,382	$ 4,890,534	$ 4,802,790
Net income	7,934	12,443	11,767	9,390	12,742
Tax effected MSR recovery/(impairment)	(338)	(911)	3,559	540	(478)
Adjusted net income (non-GAAP)	**$ 8,272**	**$ 13,354**	**$ 8,208**	**$ 8,850**	**$ 13,220**
ROAA (GAAP)	**0.70%**	**1.10%**	**1.03%**	**0.77%**	**1.05%**
Adjusted ROAA (non-GAAP)	**0.73%**	**1.18%**	**0.72%**	**0.73%**	**1.09%**
Reconciliation of adjusted return on average shareholders' equity					
Average shareholders' equity	$ 379,962	$ 392,748	$ 408,448	$ 415,672	$ 425,988
Net income	7,934	12,443	11,767	9,390	12,742
Tax effected MSR recovery/(impairment)	(338)	(911)	3,559	540	(478)
Adjusted net income (non GAAP)	**$ 8,272**	**$ 13,354**	**$ 8,208**	**$ 8,850**	**$ 13,220**
ROACE (GAAP)	**8.28%**	**12.57%**	**11.83%**	**9.06%**	**11.87%**
Adjusted ROACE (non GAAP)	**8.64%**	**13.49%**	**8.25%**	**8.54%**	**12.31%**

Non-GAAP Measures and Ratio Reconciliation

dollars in thousands	2013	2014	2015	2016	2017
Reconciliation of NPA's/ total loans, ORE and repos, excluding acquired and government guaranteed loans					
Nonaccrual Loans	$ 40,531	$ 34,856	$ 27,128	$ 35,358	$ 47,012
Add: Loans Past Due 90 Days or More and Still Accruing	-	3,690	3,497	6,189	6,313
Add: Repossessions	1,219	1,183	1,560	2,274	2,392
Add: Other Real Estate	30,982	22,564	18,677	14,814	7,621
Nonperforming assets (GAAP)	**72,732**	**62,293**	**50,862**	**58,635**	**63,338**
Less: Amount of repurchased government-guaranteed loans included in nonaccrual loans	-	(334)	(163)	(7,771)	(19,478)
Less: SBA guaranteed loans in non accrual	(3,238)	(3,047)	(2,853)	(4,248)	(1,652)
Less: Non Accrual Acquired Loans	(15,598)	(1,978)	(7,077)	(6,136)	(6,242)
Nonperforming assets, excluding acquired and government guaranteed loans (non-GAAP)	**53,896**	**56,934**	**40,769**	**40,480**	**35,966**
Total Loans (excluding HFS)	1,893,037	2,253,306	2,896,948	3,302,264	3,580,966
Add: Total ORE	30,982	22,564	18,677	14,814	7,621
Add: Total Reposessions	1,219	1,183	1,560	2,274	2,392
Total Loans, ORE and Reposesssions (GAAP)	**1,925,238**	**2,277,053**	**2,917,185**	**3,319,352**	**3,590,979**
Less: Acquired Loans	(76,423)	(37,284)	(199,870)	(275,515)	(196,567)
Total Loans, ORE and Reposesssions Less Acquired Loans (non-GAAP)	**$ 1,848,815**	**$ 2,239,769**	**$ 2,717,315**	**$ 3,043,837**	**$ 3,394,412**
Nonperforming assets/ total loans, ORE and repos(GAAP)	**3.78%**	**2.74%**	**1.74%**	**1.77%**	**1.76%**
Adjusted Nonperforming assets/ total loans, ORE and repos, excluding acquired and government guaranteed loans (non-GAAP)	**2.92%**	**2.54%**	**1.50%**	**1.33%**	**1.06%**
Reconciliation of nonperforming assets/ Assets, excluding acquired and government guaranteed loans					
Total Assets	$ 2,564,053	$ 3,085,135	$ 3,849,063	$ 4,389,685	$ 4,576,858
Nonperforming assets /Assets (GAAP)	**2.84%**	**2.02%**	**1.32%**	**1.34%**	**1.38%**
Adjusted nonperforming assets/ Assets (non-GAAP) (1)	**2.10%**	**1.85%**	**1.06%**	**0.92%**	**0.79%**
(1) See above calculation for Nonperforming assets, excluding acquired and government guaranteed loans					
Reconciliation of allowance to adjusted allowance:					
Allowance for loan losses (GAAP)	$ 33,684	$ 25,450	$ 26,464	$ 29,831	$ 29,772
Less: allowance allocated to indirect auto loans	(5,995)	(5,917)	(8,338)	(9,522)	(10,258)
Less: allowance allocated to acquired loans	(3,330)	(715)	(613)	(284)	(209)
Adjusted allowance for loan losses (non-GAAP)	**24,359**	**18,818**	**17,513**	**20,025**	**19,305**
Reconciliation of total loans to adjusted total loans:					
Total loans, excluding Loans HFS	1,893,037	2,253,306	2,896,948	3,302,264	3,580,966
Less: indirect auto loans	(975,223)	(1,219,232)	(1,449,480)	(1,575,865)	(1,716,156)
Less: acquired loans	(76,423)	(37,284)	(199,870)	(275,515)	(196,567)
Adjusted total loans (non-GAAP)	**$ 841,391**	**$ 996,790**	**$ 1,247,598**	**$ 1,450,884**	**$ 1,668,243**
Allowance to total loans (GAAP)	**1.78%**	**1.13%**	**0.91%**	**0.90%**	**0.83%**
Adjusted allowance to adjusted total loans (non-GAAP)	**2.90%**	**1.89%**	**1.40%**	**1.38%**	**1.16%**

Non-GAAP Measures and Ratio Reconciliation

dollars in thousands

Reconciliation of book value per common share to tangible book value per common share					
Shareholders' Equity	$ 236,230	$ 264,951	$ 301,459	$ 362,647	$ 401,632
Less: Core Deposit and other Intangibles	(2,376)	(3,858)	(8,382)	(8,485)	(7,142)
Less: Goodwill	-	-	-	(5,164)	(5,164)
Adjusted Shareholder's Equity (non-GAAP)	**$ 233,854**	**$ 261,093**	**$ 293,077**	**$ 348,998**	**$ 389,326**
End of Period Shares	21,342,549	21,365,098	23,140,744	26,318,400	27,019,201
Book Value per Share (GAAP)	**11.07**	**12.40**	**13.03**	**13.78**	**14.86**
Tangible Book Value per Share (Non-GAAP)	**10.96**	**12.22**	**12.66**	**13.26**	**14.41**
Reconciliation of adjusted return on average assets					
Average assets	$ 2,543,145	$ 2,715,657	$ 3,377,129	$ 4,212,634	$ 4,494,179
Net income	27,638	30,036	39,135	38,766	39,796
Tax effected MSR recovery/(impairment)	1,254	(2,147)	(1,957)	237	(482)
Adjusted net income (non-GAAP)	**$ 26,384**	**$ 32,183**	**$ 41,092**	**$ 38,529**	**$ 40,278**
ROAA (GAAP)	**1.09%**	**1.11%**	**1.16%**	**0.92%**	**0.89%**
Adjusted ROAA (non-GAAP)	**1.04%**	**1.19%**	**1.22%**	**0.91%**	**0.90%**
Reconciliation of adjusted return on average shareholders' equity					
Average shareholders' equity	$ 226,457	$ 248,783	$ 282,581	$ 333,940	$ 378,749
Net income	27,638	30,036	39,135	38,766	39,796
Tax effected MSR recovery/(impairment)	1,254	(2,147)	(1,957)	237	(482)
Adjusted net income (non-GAAP)	**$ 26,384**	**$ 32,183**	**$ 41,092**	**$ 38,529**	**$ 40,278**
ROACE (GAAP)	**12.20%**	**12.07%**	**13.85%**	**11.61%**	**10.51%**
Adjusted ROACE (non-GAAP)	**11.65%**	**12.94%**	**14.54%**	**11.54%**	**10.63%**

FIDELITY SOUTHERN CORPORATION

Positioning for Organic Growth and Opportunistic Acquisitions

Jim Miller, Jr.
Chairman and CEO
Jim.Miller@LionBank.com
404.240.1501

Palmer Proctor, Jr.
President
Palmer.Proctor@LionBank.com
404.240.1525

Charlie Christy
EVP and CFO
Charlie.Christy@LionBank.com
404.240.1515